EXHIBIT 24

                      POWER OF ATTORNEY
                      -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of The Penn Traffic Company (the "Corporation") hereby constitutes and appoints Francis D. Price, Jr. and Martin A. Fox, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-8 or any other appropriate form, relating to the registration of 1,500,000 shares of Common Stock issuable under The Penn Traffic Company Performance Incentive Plan and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

Dated:  June 3, 1997
                              By:  /s/ Phillip E. Hawkins
                                   -------------------------
                                   Phillip E. Hawkins

                      POWER OF ATTORNEY
                      -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of The Penn Traffic Company (the "Corporation") hereby constitutes and appoints Francis D. Price, Jr. and Martin A. Fox, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-8 or any other appropriate form, relating to the registration of 1,500,000 shares of Common Stock issuable under The Penn Traffic Company Performance Incentive Plan and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

Dated:  June 3, 1997
                              By:  /s/ Gary D. Hirsch
                                   -------------------------
                                   Gary D. Hirsch

                      POWER OF ATTORNEY
                      -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of The Penn Traffic Company (the "Corporation") hereby constitutes and appoints Francis D. Price, Jr. and Martin A. Fox, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-8 or any other appropriate form, relating to the registration of 1,500,000 shares of Common Stock issuable under The Penn Traffic Company Performance Incentive Plan and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

Dated:  June 3, 1997
                              By:  /s/ Robert J. Davis
                                   -------------------------
                                   Robert J. Davis

                      POWER OF ATTORNEY
                      -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of The Penn Traffic Company (the "Corporation") hereby constitutes and appoints Francis D. Price, Jr. and Martin A. Fox, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-8 or any other appropriate form, relating to the registration of 1,500,000 shares of Common Stock issuable under The Penn Traffic Company Performance Incentive Plan and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

Dated:  June 3, 1997
                              By:  /s/ Martin A. Fox
                                   -------------------------
                                   Martin A. Fox

                      POWER OF ATTORNEY
                      -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of The Penn Traffic Company (the "Corporation") hereby constitutes and appoints Francis D. Price, Jr. and Martin A. Fox, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-8 or any other appropriate form, relating to the registration of 1,500,000 shares of Common Stock issuable under The Penn Traffic Company Performance Incentive Plan and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

Dated:  June 3, 1997
                              By:  /s/ Eugene A. DePalma
                                   -------------------------
                                   Eugene A. DePalma

                      POWER OF ATTORNEY
                      -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of The Penn Traffic Company (the "Corporation") hereby constitutes and appoints Francis D. Price, Jr. and Martin A. Fox, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-8 or any other appropriate form, relating to the registration of 1,500,000 shares of Common Stock issuable under The Penn Traffic Company Performance Incentive Plan and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, will all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

Dated:  June 3, 1997
                              By:  /s/ Susan E. Engel
                                   -------------------------
                                   Susan E. Engel

                      POWER OF ATTORNEY
                      -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of The Penn Traffic Company (the "Corporation") hereby constitutes and appoints Francis D. Price, Jr. and Martin A. Fox, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-8 or any other appropriate form, relating to the registration of 1,500,000 shares of Common Stock issuable under The Penn Traffic Company Performance Incentive Plan and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

Dated:  June 3, 1997
                              By:  /s/ Claude J. Incaudo
                                   ------------------------
                                   Claude J. Incaudo

                      POWER OF ATTORNEY
                      -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of The Penn Traffic Company (the "Corporation") hereby constitutes and appoints Francis D. Price, Jr. and Martin A. Fox, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-8 or any other appropriate form, relating to the registration of 1,500,000 shares of Common Stock issuable under The Penn Traffic Company Performance Incentive Plan and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

Dated:  June 3, 1997
                              By:  /s/ James A. Lash
                                   -------------------------
                                   James A. Lash

                      POWER OF ATTORNEY
                      -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of The Penn Traffic Company (the "Corporation") hereby constitutes and appoints Francis D. Price, Jr. and Martin A. Fox, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-8 or any other appropriate form, relating to the registration of 1,500,000 shares of Common Stock issuable under The Penn Traffic Company Performance Incentive Plan and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

Dated:  June 3, 1997
                              By:  /s/ Harold S. Poster
                                   -------------------------
                                   Harold S. Poster

                      POWER OF ATTORNEY
                      -----------------



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of The Penn Traffic Company (the "Corporation") hereby constitutes and appoints Francis D. Price, Jr. and Martin A. Fox, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement under the Securities Act of 1933, as amended, on Form S-8 or any other appropriate form, relating to the registration of 1,500,000 shares of Common Stock issuable under The Penn Traffic Company Performance Incentive Plan and to sign any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.

Dated:  June 3, 1997
                              By:  /s/ Richard D. Segal
                                   -------------------------
                                   Richard D. Segal